                                                                Exhibit 10.3
                                                                -------------

                               ESCROW AGREEMENT

         THIS ESCROW AGREEMENT, dated as of November 6, 2001 ("Escrow Agreement"), is by and between CBNY INVESTMENT SERVICES CORP., a New York corporation ("Depositor"); SUNGARD FINANCIAL SYSTEMS INC., a Delaware corporation ("Recipient"); and FIRST UNION NATIONAL BANK, a national banking association, as Escrow Agent hereunder ("Escrow Agent").

                                  BACKGROUND

         A. Depositor and Commercial Bank of New York ("CBNY"), the parent company of Depositor, have entered into a Remote Processing Agreement (the "Underlying Agreement"), dated as of December 6, 2000, pursuant to which Recipient provides on-line processing, reporting and related services to CBNY and Depositor.

         B. In connection with the acquisition of CBNY by North Fork Bank, Depositor desires that the Underlying Agreement be assigned from CBNY to Depositor pursuant to an Assignment, Assumption, Consent and Amendment Agreement dated November 5, 2001 among CBNY, Depositor and Recipient ("Assignment Agreement"). Recipient has agreed to such assignment, provided that Depositor place the sum of Two Hundred Sixteen Thousand Dollars ($216,000.00) in a segregated escrow account to be held by Escrow Agent for the purpose of securing the payment of monthly fees due to Recipient under the Underlying Agreement.

         C. Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement.

         D. Depositor and Recipient have each appointed the Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent, the Underlying Agreement, and this Escrow Agreement.

         E. In order to establish the escrow of funds and to effect the provisions of the Underlying Agreement, the parties hereto have entered into this Escrow Agreement.


                            STATEMENT OF AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

         1. Definitions. The following terms shall have the following meanings when used herein:

            1.1 "Depositor Representatives" shall mean Jose Paulucci and Patricia Cappeto or any other person designated in a writing signed by Depositor and delivered to Escrow Agent and the Recipient Representative in accordance with the notice provisions of this Escrow Agreement, to act as its representative under this Escrow Agreement.

            1.2 "Escrow Funds" shall mean the funds deposited with Escrow Agent pursuant to this Agreement, together with any interest and other income thereon, which funds shall include, without limitation, the initial sum of Two Hundred Sixteen Thousand Dollars ($216,000.00).

            1.3 "Escrow Period" shall mean the period commencing on the date hereof and ending on December 6, 2005.

            1.4 "Joint Written Direction" shall mean a written direction executed by the Representatives and directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking an action pursuant to this Escrow Agreement.

            1.5 "Recipient Representatives" shall mean Michael Nemerowski, Gerard Murphy or Kevin Graham or any other person designated in a writing signed by Recipient and delivered to Escrow Agent and the Depositor Representative in accordance with the notice provisions of this Escrow Agreement, to act as its representative under this Escrow Agreement.

            1.6 "Representatives" shall mean the Depositor Representative and the Recipient Representative.

         2. Appointment of and Acceptance by Escrow Agent. Depositor, Recipient and the Representatives hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Escrow Agreement.

         3. Creation of Escrow Funds. On November 6, 2001, Depositor will transfer the sum of Two Hundred Sixteen Thousand Dollars ($216,000.00) to Escrow Agent, by wire transfer of immediately available funds, to the following account:

                First Union National Bank
                Charlotte, North Carolina
                ABA # 053000219
                Credit: D/5000000016439
                ATTN:  Branch CT 1870
                for Depositor/Recipient Escrow Account-Number 1572005861 Notify (215) 670-6317

The receipt of the Escrow Amount will be acknowledged by the Escrow Agent in the form of a receipt.

         4. Disbursements of Escrow Funds.

            a. Joint Written Direction. Escrow Agent shall disburse Escrow Funds, at any time and from time to time, in accordance with a Joint Written Direction.

            b. Disbursement Notice. (1) From time to time, Recipient may submit a written notice of a claim ("Claim"), subject to the terms and provisions of Section 3 of the Assignment Agreement, to the Escrow Agent and Depositor, which notice shall include an amount as to which Recipient claims payment from the Escrow Funds (a "Disbursement Notice"). Unless Depositor, by written notice (a "Disbursement Objection Notice") to the Escrow Agent and Recipient, objects to the payment requested in a Disbursement Notice within fifteen
                 (15) calendar days after such Disbursement Notice is received by Depositor (the "Disbursement Objection Period"), the Escrow Agent shall, within three business days after expiration of the Disbursement Objection Period, release funds from the Escrow Funds in the amount specified in the Disbursement Notice, to the extent claim does not exceed the Escrow Funds, to Recipient in immediately available funds. If a Disbursement Objection Notice shall object as to less than the entire amount of the payment subject to the Disbursement Notice, then the Escrow Agent shall release such amount specified in the Disbursement Notice (less the amount objected to in the Disbursement Objection Notice) in the manner aforesaid. If Depositor provides a Disbursement Objection Notice in the manner aforesaid, the Escrow Agent will not transfer funds from the Escrow Funds (to the extent specified in the Disbursement Objection Notice) until the receipt by the Escrow Agent of (i) a Joint Written Objection (as defined herein) or (ii) a Final Order (as hereinafter defined) providing for a release from the Escrow Funds in respect of the Disbursement Notice. For purposes of this Agreement, a "Final Order" shall mean a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal.


            c. Expiration of Escrow Period. Upon the expiration of the Escrow Period, Escrow Agent shall distribute, any remaining Escrow Funds, and all interest that has accrued thereon, to Depositor, unless one or more Disbursement Notices have been given by Recipient pursuant to Section 4(b) hereof and the full amount of the Claim or Claims set forth therein shall not have been satisfied, in which case an amount equal to the aggregate dollar amount of such unsatisfied Claim or Claims (as shown in such Disbursement Notice or Disbursement Notices), but not to exceed the Escrow Funds, shall not be distributed and shall be retained by the Escrow Agent in an account (the "Retained Account") until the Escrow Agent receives (i) a Joint Written Direction or (ii) a Final Order directing distribution of the funds in the Retained Account.


         All delivery of funds by the Escrow Agent shall be by wire transfer to such account as directed by, or as otherwise agreed by, Depositor or Recipient, as applicable. All disbursements of funds from the Escrow Funds shall be subject to the claims of Escrow Agent and the Indemnified Parties (as defined below) pursuant to Section 9 below.

         5. Suspension of Performance; Disbursement Into Court. If, at any time, there shall exist any dispute between Depositor, Recipient or the Representatives with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Representatives have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided however, that Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 6 hereof; and/or

                  b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

Escrow Agent shall have no liability to Depositor, Recipient, their respective shareholders or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

         6. Investment of Funds. Escrow Agent shall invest and reinvest the funds held in the Escrow Funds as the Depositor and Recipient jointly shall direct (subject to applicable minimum investment requirements) by the furnishing of a Joint Written Direction; provided, however, that no investment or reinvestment may be made except in the following:

               a. direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America;

               b. certificates of deposit issued by any bank, bank and trust company, or national banking association (including Escrow Agent and its affiliates), which certificates of deposit are insured by the Federal Deposit Insurance Corporation or a similar governmental agency;

               c. repurchase agreements with any bank, trust company, or national banking association (including Escrow Agent and its affiliates); or

               d. any money market fund substantially all of which is invested in the foregoing investment categories, including any money market fund managed by Escrow Agent and any of its affiliates.

               e. Notwithstanding the foregoing, the Escrow Funds shall initially be deposited in, and shall remain deposited in until Escrow Agent receives a Joint Written Direction regarding the investment of the Escrow Funds, the Evergreen Institutional U.S. Money Market Fund #836, which is managed by Escrow Agent.

         If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Funds, or such portion thereof as to which no Joint Written Direction has been received, in investments described in clause (e) above. Each of the foregoing investments shall be made in the name of Escrow Agent. No investment shall be made in any instrument or security that has a maturity of greater than six (6) months. Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to the Representatives, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds or any Joint Written Direction received by Escrow Agent with respect to investment of any funds in the Escrow Funds after ten o'clock, a.m., Charlotte, North Carolina, time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in Charlotte, North Carolina are open for business.

         7. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to the Representatives or may be removed, with or without cause, by the Representatives, acting jointly by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided hereinbelow. Upon any such notice of resignation or removal, the Representatives jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

         8.  Liability of Escrow Agent.

         a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Escrow Agreement or the Underlying Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Depositor and Recipient, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

         b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         9. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, Depositor and Recipient, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Depositor or Recipient, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Depositor and Recipient in writing, and Depositor and Recipient shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Depositor and/or Recipient shall be required to pay such fees and expenses if (a) Depositor and/or Recipient agree to pay such fees and expenses, or (b) Depositor and/or Recipient shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) Depositor or Recipient is the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party and Recipient and/or Depositor, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Recipient or Depositor. Depositor and Recipient shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by Recipient and/or Depositor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by Depositor and Recipient, jointly and severally, upon demand by such Indemnified Party. The obligations of Depositor and Recipient under this Section 9 shall survive any termination of this Escrow Agreement, and the resignation or removal of Escrow Agent shall be independent of any obligation of the Escrow Agent.

         The parties agree that neither the payment by Depositor or Recipient of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Funds in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify, or affect, as between Depositor and Recipient, the respective rights and obligations of Depositor, on the one hand, and Recipient, on the other hand, under the Underlying Agreement.

         10. Fees and Expenses of Escrow Agent. Depositor shall compensate Escrow Agent for its services hereunder in accordance with Schedule A attached hereto and, in addition, shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this
Section 10 shall be payable by Depositor, upon demand by Escrow Agent. The obligations of Depositor under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

         Escrow Agent is authorized to, and may, disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which Escrow Agent or any Indemnified Party is entitled to seek indemnification pursuant to Section 9 hereof.) Escrow Agent shall notify the Representatives of any disbursement from the Escrow Funds to itself or any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to the Representatives copies of all related invoices and other statements. Recipient, Depositor and the Representatives hereby grant to Escrow Agent and the Indemnified Parties a security interest in and lien upon the Escrow Funds and all funds therein to secure all obligations hereunder to Escrow Agent and the Indemnified Parties, and Escrow Agent and Indemnified Parties shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds. If for any reason funds in the Escrow Funds are insufficient to cover such compensation and reimbursement, Depositor and Recipient shall promptly pay such amounts to Escrow Agent or any Indemnified Party upon receipt of an itemized invoice.

         11. Representations and Warranties.

         a. Depositor makes the following representations and warranties to Escrow Agent:

            (i) Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

            (ii) This Escrow Agreement has been duly approved by all necessary corporate action of Depositor, including any necessary shareholder approval, has been executed by duly authorized officers of Depositor, and constitutes a valid and binding agreement of Depositor, enforceable in accordance with its terms.

            (iii) The execution, delivery, and performance by Depositor of this Escrow Agreement is in accordance with the Underlying Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of Depositor, any applicable law or regulation, any court order or administrative ruling or decree to which Depositor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Underlying Agreement, to which Depositor is a party or any of its property is subject.

            (iv) The Depositor Representatives named in Section 1.1 have been duly appointed to act as the representative of Depositor hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as the Depositor Representative under this Agreement, all without further consent or direction from, or notice to, Depositor or any other party.

            (v) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

            (vi) All of the representations and warranties of Depositor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

         b. Recipient makes the following representations and warranties to Escrow Agent:

            (i) Recipient is a corporation/partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

            (ii) This Escrow Agreement has been duly approved by all necessary corporate action of Recipient, including any necessary shareholder approval, has been executed by duly authorized officers of Recipient, and constitutes a valid and binding agreement of Recipient, enforceable in accordance with its terms.

            (iii) The execution, delivery, and performance by Recipient of this Escrow Agreement is in accordance with the Underlying Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of Recipient, any applicable law or regulation, any court order or administrative ruling or decree to which Recipient is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Underlying Agreement, to which Recipient is a party or any of its property is subject.

            (iv) The Recipient Representatives named in Section 1.5 have been duly appointed to act as the representative of Recipient hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as the Recipient Representative under this Agreement, all without further consent or direction from, or notice to, Recipient or any other party.

            (v) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

            (vi) All of the representations and warranties of Recipient contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

         12. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the Eastern District of Pennsylvania shall have the sole and exclusive jurisdiction over any such proceeding. If there exists no basis for federal jurisdiction, the parties agree that the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania shall have the sole and exclusive jurisdiction over any such proceeding. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

         13. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

      If to Depositor at:       CBNY Investment Services Corp.
                                320 Park Avenue
                                New York, NY 10022
                                ATTENTION:   Patricia Cappeto, Esquire
                                Facsimile Number: (until 11/11/01) 212-308-7772
                                                  (after 11/11/01) 212-389-9480
      If to the Depositor
      Representative at:        c/o CBNY Investment Services Corp.
                                320 Park Avenue
                                New York, NY 10022
                                ATTENTION:  Patricia Cappeto or Jose Paulucci
                                Facsimile Number: (until 11/11/01) 212-308-7772
                                                  (after 11/11/01) 212-389-9480


      If to Recipient at:       SunGard Financial Systems Inc.
                                32 Crosby Drive, 2nd Floor
                                Bedford, MA 01730
                                ATTENTION: President
                                Facsimile Number: 781-275-7441

         with a copy to:        SunGard Data Systems Inc.
                                1285 Drummers Lane
                                Wayne, PA 19087
                                ATTENTION:  General Counsel
                                Facsimile Number:  610-341-8115

      If to the Recipient
      Representative at:        c/o SunGard Financial Systems Inc.
                                32 Crosby Drive, 2nd Floor
                                Bedford, MA 01730
                                ATTENTION:  Michael Nemerowski, Gerard Murphy
                                    and Kevin Graham
                                Facsimile Number: 781-275-7441

         with a copy to:        SunGard Data Systems Inc.
                                1285 Drummers Lane
                                Wayne, PA 19087
                                ATTENTION:  General Counsel
                                Facsimile Number:  610-341-8115


         If to the Escrow
         Agent at:              First Union National Bank, as Escrow Agent
                                123 South Broad Street, PA-1249
                                Corporate Trust Administration, 11th Floor
                                Philadelphia, PA  19109
                                ATTENTION: Stacy Mitchell
                                Facsimile Number: (215) 670-6337

or to such other address as each party may designate for itself by like notice.

         14. Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Representatives and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         15. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

         16. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws principles thereof.

         17. Entire Agreement. This Escrow Agreement constitutes the entire agreement between the parties relating to the holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

         18. Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of Depositor, Recipient, the Representatives and Escrow Agent.

         19. Execution in Counterparts. This Escrow Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

         20. Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to
Section 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

         21. Dealings. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Depositor or Recipient and become pecuniarily interested in any transaction in which the Depositor or Recipient may be interested, and contract and lend money to the Depositor or Recipient and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Depositor or Recipient or for any other entity.


         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

                                      Depositor

                                      By:   /s/ Patricia Cappeto
                                            ---------------------------
                                      Title:  1st Vice President


                                      Depositor Representative

                                      By:  /s/ Patricia Cappeto
                                           ---------------------------
                                               Patricia Cappeto

                                      By:  /s/ Jose Aparecido Paulucci
                                           ---------------------------
                                               Jose Paulucci


                                      Recipient

                                      By:    /s/ Michael Nemerowski
                                           ---------------------------
                                                 Michael Nemerowski
                                      Title:  President, Brokerage Systems
                                              Division

                                      Recipient Representatives

                                      By:   /s/ Michael Nemerowski
                                           ---------------------------
                                                Michael Nemerowski

                                      By:  /s/ Gerald Murphy
                                           ---------------------------
                                               Gerard Murphy

                                      By:  /s/ Kevin Graham
                                           ---------------------------
                                               Kevin Graham

                                      FIRST UNION NATIONAL BANK,
                                           as Escrow Agent

                                       By:  /s/ Ralph E. Jones
                                           ---------------------------
                                       Title:  Asst Vice President
                                                Ralph E. Jones



                                  SCHEDULE A

                         Fees Payable to Escrow Agent



I.       Initial Fee                                                 $1,000

II.      Annual Administration Fee                                   $2,500




Escrow Funds will be automatically invested into the Evergreen Institutional U.S. Government Money Market Fund #836.